Exhibit 10.1

                                FOURTH AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

      This Fourth Amendment to Loan and Security Agreement is entered into as of April 25, 2002 (the "Amendment"), by and between COMERICA BANK - CALIFORNIA successor in interest to Imperial Bank ("Bank") and PHOTOWORKS, INC. ("Borrower").

                                    RECITALS

      Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 20, 2000, as amended, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of July 23, 2001, that certain Second Amendment to Loan and Security Agreement dated as of October 11, 2001, and that certain Third Amendment to Loan and Security Agreement (the "Third Amendment") dated as of January 3, 2002 (collectively, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

      NOW, THEREFORE, the parties agree as follows:

      1. Borrower may not request nor receive any additional Advances. Borrower shall continue to make payments on the outstanding Advances as set forth in
Section 2 of the Third Amendment.

      2. Certain defined terms in Section 1.1 of the Agreement are hereby added or amended to read as follows:

                  "Committed Revolving Line" means a credit extension of up to One Million Two Hundred Thousand Dollars ($1,200,000).

                  "Credit Extension" means each Advance, use of credit card services under Section 2.1(b), use of ACH Services under Section 2.1(c) or any other extension of credit by Bank for the benefit of Borrower hereunder.

      3. New subsections (b) and (c) are hereby added to Section 2.1 of the Agreement to read as follows:

                  (b) Automated Clearing House ("ACH"). Subject to the terms and conditions of this Agreement, Bank agrees to initiate electronic funds transfer entries in an aggregate dollar amount not to exceed Fifteen Thousand Dollars ($15,000) at any time (the "ACH Services"). The terms and conditions (including repayment and fees) of such ACH Services shall be subject to the terms and conditions of the Bank's standard forms of application and agreement for ACH Services, which Borrower hereby agrees to execute as a condition precedent to the availability of the ACH Services. Bank may, in its sole discretion, charge as Advances any amounts that become due or owing to Bank in connection with the ACH Services. Bank may terminate the ACH Services at any time.

                  (c) Credit Card Services. Subject to the terms and conditions of this Agreement, Borrower may request corporate credit cards from Bank (the "Credit Card Services"). The aggregate limit of the corporate credit cards shall not exceed $50,000. Bank may, in its sole discretion, charge as Advances any amounts that become due or owing to Bank in connection with the Credit Card Services. The terms and conditions (including repayment and fees) of such Credit Card Services shall be subject to the terms and conditions of the Bank's standard forms of application and agreement for the Credit Card Services, which Borrower hereby agrees to execute as a condition precedent to the provision of the Credit Card Services. Bank may terminate the Credit Card Services at any time.

      4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in he Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

      5. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

      6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

      7. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (a) this Amendment, duly executed by Borrower;

                  (b) an amount equal to all Bank Expenses incurred through the date of this Amendment;

                  (c) a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement; and

                  (d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                                PHOTOWORKS, INC.
                                                By: /s/ L. Cashmore Bond
                                                Title: VP Administration

                                                COMERICA BANK - CALIFORNIA
                                                By: Holly R. Dungan
                                                Title: VBO

                         CORPORATE RESOLUTIONS TO BORROW

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Borrower: PHOTOWORKS, INC.

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      I, the undersigned Secretary or Assistant Secretary of PHOTOWORKS, INC.
(the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of Washington.

      I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

      BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

        NAMES                 POSITIONS                     ACTUAL SIGNATURES
--------------------------------------------------------------------------------

Gary R. Christophersen   Chairman/CEO/President       /s/ Gary R. Christophersen
----------------------   ------------------------     --------------------------
Mickey Lass              Executive Vice President     /s/ Mickey Lass
----------------------   ------------------------     --------------------------
Loran Cashmore Bond      VP Administration            /s/ L. Cashmore Bond
----------------------   ------------------------     --------------------------

----------------------   ------------------------     --------------------------

----------------------   ------------------------     --------------------------

----------------------   ------------------------     --------------------------

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

      Borrow Money. To borrow from time to time from COMERICA BANK - CALIFORNIA ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

      Execute Loan Documents. To execute and deliver to Bank that certain Fourth Amendment to Loan and Security Agreement dated as of April 25, 2002 (the "Amendment") and any documents related to the Amendment and that certain Loan and Security Agreement dated December 20, 2000, as amended, and also to execute and deliver to Bank one or more amendments, renewals, extensions, modifications, consolidations, or substitutions therefor.

      Grant Security. To grant a security interest to Bank in the Collateral described in the Amendment, which security interest shall secure all of the Corporation's Obligations, as described in the Amendment.

      Credit Card Services. To execute credit card services applications and other related documents pertaining to Bank's credit card services.

      ACH. To execute applications and other related documents pertaining to Bank's initiation of electronic funds transfer entries on the Corporation's behalf.

      Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

      Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

      BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

      I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

      I FURTHER CERTIFY that true and correct copies of the Corporation's most recent Articles of Incorporation have been delivered to Bank as in full force and effect on the date hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand on April 25, 2002 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                                   CERTIFIED TO AND ATTESTED BY:
                                                   X /s/ L. Cashmore Bond

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